                                                                   EXHIBIT 14(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to us under the heading "Independent Accountants" in this Registration Statement on Form N-14.

PricewaterhouseCoopers LLP
August 25, 2003
Denver, Colorado